UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 West Tyvola Road

Coliseum 3, Suite 530

Charlotte, North Carolina 28217

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously announced, on November 11, 2014, Horizon Lines, Inc. (the “Company” or “Horizon Lines”) entered into a definitive agreement with The Pasha Group (“Pasha”) and SR Holdings LLC, a wholly-owned subsidiary of Pasha, pursuant to which the Company has agreed to sell its Jones Act container shipping business serving the market of Hawaii from the continental United States to Pasha and certain of its affiliates (the “Hawaii sale”). The consummation of the Hawaii sale is subject to various customary closing conditions, including, among others, the expiration of the waiting period applicable to the Hawaii sale under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On December 11, 2014, each of the Company and Pasha filed a Notification and Report Form under the HSR Act, which filings started the 30-day waiting period required by the HSR Act. On January 12, 2015, each of the Company and Pasha received a request for additional information and documentary material, commonly known as a “second request,” from the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”), which requests have the effect of extending the waiting period applicable to the Hawaii Sale under the HSR Act until 30 days after both the Company and Pasha have substantially complied with the second request. The Company is preparing its response to the second request and intends to comply with the second request as promptly as practicable.

The Company has also entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Matson Navigation Company, Inc. (“Matson”), a wholly-owned subsidiary of Matson, Inc., and Hogan Acquisition Inc., a wholly-owned subsidiary of Matson (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly-owned subsidiary of Matson. The consummation of the Hawaii sale is one of the conditions to the completion of the Merger.

SAFE HARBOR STATEMENT/FORWARD LOOKING STATEMENTS

This report may contain predictions, estimates and other information that constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could,” “should,” “may,” and similar expressions or phrases identify forward-looking statements. These statements include, but are not limited to, any statement about the expected timing, completion and effects of the proposed merger between the Company and Matson or the proposed sale of the Company’s Hawaii business to Pasha.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with Matson or Pasha; the risk that our stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals for the merger or the sale of the Hawaii business may not be obtained or may be obtained subject to conditions that are not anticipated; risks that either Matson or Pasha may not have sufficient funds to consummate their respective transactions with us; risks that our business may suffer as a result of uncertainties surrounding the proposed transactions; litigation or other legal proceedings relating to the proposed transactions or our plans; unexpected costs, charges or expenses resulting from the proposed transactions; response by activist shareholders to the proposed transactions; risks related to the disruption of management time from ongoing business operations due to the proposed transactions; the effect of the announcement of the proposed transactions and our plans, including impact on the Company’s relationships with customers, suppliers, regulators, and employees; other risks to the consummation of the transaction, including the risk that the transactions will not be consummated within the expected time period or at all; operational and other complications that may arise affecting the implementation of our plans and business objectives; unfavorable economic conditions in the markets we serve; changes in laws or regulations; and other risks and uncertainties described in the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 22, 2013, as filed with the SEC on March 21, 2014.

The factors described above are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences or effects. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, even if experience or future developments make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

Additional Information and Where to Find It

The merger agreement with Matson will be submitted to stockholders of the Company for their consideration and, in connection with the Matson transaction, the Company has filed a preliminary proxy statement with the SEC. Horizon Lines stockholders are urged to read the preliminary proxy statement and the definitive proxy statement when it becomes available because they contain, or will contain, important information about Horizon Lines, Matson, the proposed merger with Matson and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials relating to the proposed merger (when they become available), and any other documents filed by us with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at our website (http://www.horizonlines.com) or by writing to our Secretary at 2550 West Tyvola Road, Coliseum 3, Suite 530, Charlotte, NC 28217.

Participants in the Solicitation

This report is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the preliminary proxy statement filed with the SEC on December 23, 2014. The preliminary proxy statement also contains additional information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)

Date: January 13, 2015	By:	/s/Michael T. Avara
Michael T. Avara Executive Vice President and Chief Financial Officer